Securities and Exchange Commission
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: July 29, 2004

                            EXPLORATIONS GROUP, INC.
                        --------------------------------
                (Name of Registrant as specified in its charter)

       Delaware                          000-49864               65-1089222
       --------                          ---------               ----------
(State or other jurisdiction of         (Commission             (IRS Employer
incorporation or organization)           File No.)           Identification No.)


       1801 Clint Moore Road, Suite 108, Boca Raton, Florida (561)997-1188
          ------------------------------------------------------------
          (Address and telephone number of principal executive offices)


                  INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events and Regulation FD Disclosure

On July 29, 2004 we executed a Reorganization Agreement (the "Agreement") with Parking Pro, Inc. and its Shareholders. Parking Pro is a newly formed corporation organized and operating under the laws of the State of New York. Parking Pro and/or affiliates thereto, are operators of public parking facilities in the New York Metropolitan area under leases and management contracts covering parking facilities owned by non-affiliated property owners.

Under terms of the Agreement, Parking Pro shareholders shall exchange all of the issued and outstanding shares of common stock Parking Pro in exchange for 1.5 million shares of Explorations common stock, $.01 par value and 60,000 Class B Voting Convertible Preferred Shares. Each Class B Voting Convertible Preferred Share is convertible into 100 shares of Explorations common stock. Of the total
7.5 million shares of common stock which may be received by the Parking Pro shareholders, a total of 6 million shares shall be designated "Restricted Shares"

The Restricted Shares will be dispersed as follows: Upon the acquisition by Parking Pro of interests in other public parking facilities (a "Facility") either owned or operated by affiliates of ParkingPro or third parties (a "Facility Acquisition"), for which it acquires leases and/or management contracts, all restrictions and cancellation provisions on six (6) Restricted Shares shall be removed (except for standard Rule 144 legends) for each one hundred ($100.00) dollar in annualized EBITDA acquired by Parking Pro as a result of such Facility Acquisition, which shall be determined by the December 31, 2003 audited financials for each such Facility. The Restricted Shares shall bear a legend stating such restrictions. The restrictions shall be removed from the Restricted Shares held by the holders of the Restricted Shares on a pro rata basis. In the event that on February 15, 2005 any Restricted Shares remain, all such remaining Restricted Shares shall be deemed cancelled

In the event that the aggregate earnings before interest, taxes, depreciation and amortization("EBITDA") of Parking Pro's subsidiaries for the year ended December 31, 2003, shall be more than five percent (5%) lower than $150,000.00 or the EBIDTA for the three months ended March 31, 2004 (the "EBITDA Target") shall be more than five percent (5%) lower than $102,411.75, the total number of common shares issued to the Parking Pro shareholders at closing shall be reduced from 1.5 million in an amount equal to the percentage that the EBITDA shall be less than EBITDA target.

Closing of the transaction will be subject to delivery of the Parking Pro audited financial statements and Explorations closing on a private placement of its securities to accredited investors in an amount no less than $600,000.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statement of Business Acquired.

                  No financial statements are filed herewith. The Company will file all required financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed.

         (b) Pro Forma Financial Information

                  No pro forma financial statements are filed herewith. The Company will file all required pro forma financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed.

         c) Exhibits

                  10.1 Reorganization Agreement dated July 27, 2004 between Explorations Group, Inc., Parking Pro, Inc, and the Parking Pro shareholders.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Explorations Group, Inc.


 /s/ Michelle Tucker
 -------------------
 BY: Michelle Tucker, president
 Dated: This 14th day of August 2004


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
                                  Exhibit 10.1

                            REORGANIZATION AGREEMENT


         This Reorganization Agreement (hereinafter the "Agreement") is made and entered into as of July 27, 2004, by and among Explorations Group , Inc., a Delaware corporation (hereinafter "Explorations"), Parking Pro, Inc., a New York corporation ("Parking Pro ") and the stockholders of Parking Pro identified in Exhibit A hereto (collectively, the "Stockholders"). The Stockholders are all the stockholders of Parking Pro.

                                    AGREEMENT

         In consideration of the terms hereof, the parties hereto agree as follows:

                     ARTICLE I - PURCHASE AND SALE OF STOCK

         1.1      Transfer of Stock

         Subject to the terms and conditions hereof, on the Closing Date (as defined below), the Stockholders shall sell, convey, transfer, assign and deliver to Explorations, and Explorations shall purchase from the Stockholders, all of the issued and outstanding common shares of Parking Pro, par value $0.001 (the "Parking Pro Stock").

         1.2      The Closing

         The closing of this Agreement (the "Closing") shall occur on such date as all conditions precedent to closing have been satisfied by the respective parties on or about July 31, 2004 (the "Closing Date") or such other time or location as the parties hereto shall agree.


         1.3      Deliveries at the Closing

         On the Closing Date in order to effectuate the transfer of the Stock:

         (a) The Stockholders shall deliver to Explorations certificates representing all of the Parking Pro Stock, free and clear of any claim, lien, pledge, option, charge, easement, security interest, right-of-way, encumbrance, restriction on sale or transfer, preemptive right or option or any other right of any third party of any nature whatsoever ("Encumbrance"), duly endorsed in blank for transfer or accompanied by stock powers duly executed in blank.

         (b) Explorations shall deliver the consideration of the Purchase Price as set forth in Section 1.4 below.

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

         (c) Parking Pro, the Stockholders and Explorations shall each deliver all documents, certificates, agreements and instruments required to be delivered pursuant to Articles IV and V; and

         (d) All instruments and documents executed and delivered to any party pursuant hereto shall be in a form and substance, and shall be executed in a manner, reasonably satisfactory to the receiving party.

         1.4      Purchase Price

         Subject to the terms and conditions of this Agreement, the total purchase price for the Parking Pro Stock (the "Purchase Price") shall be 1,500,000 shares of Explorations common stock, $.01 par value and 60,000 Class B Voting Convertible Preferred, $.01 par value (collectively, the "Consideration Shares"), provided that, 60,000 of the Preferred B Shares and the Common Shares issued upon conversion of the Class B Voting Convertible Preferred shall be subject to restrictions and cancellation as set forth below (the "Restricted Shares"). The Consideration Shares will be allocated among the Stockholders in proportion to their holdings of Parking Pro immediately prior to the Closing.

         1.5      Restricted Shares

         Upon the acquisition by Parking Pro of interests in other public parking facilities (a "Facility") either owned or operated by affiliates of ParkingPro or third parties (a "Facility Acquisition"), for which it acquires leases and/or management contracts, all restrictions and cancellation provisions on six (6) Restricted Shares shall be removed (except for standard Rule 144 legends) for each one hundred ($100.00) dollar in annualized EBITDA acquired by Parking Pro as a result of such Facility Acquisition, which shall be determined by the December 31, 2003 audited financials for each such Facility. The Restricted Shares shall bear a legend stating such restrictions. The restrictions shall be removed from the Restricted Shares held by the holders of the Restricted Shares on a pro rata basis. In the event that on February 15, 2005 any Restricted Shares remain, all such remaining Restricted Shares shall be deemed cancelled. Notwithstanding anything to the contrary contained herein, no additional shares of Explorations common stock will be issued upon any Facility Acquisition.

         1.6      Purchase Price Adjustment

         In the event that the aggregate earnings before interest, taxes, depreciation and amortization("EBITDA") of Parking Pro's subsidiaries for the year ended December 31, 2003, shall be more than five percent (5%) lower than $150,000.00 or the EBIDTA for the three months ended March 31, 2004 (the "EBITDA Target") shall be more than five percent (5%) lower than $102,411.75, the Purchase Price shall be reduced in an amount equal to the percentage that the EBITDA shall be less than EBITDA Target with such reduction being applied to the first of the Consideration Shares to be issued. The reduction of the Purchase Price shall be Explorations' sole remedy in connection with any failure of Parking Pro to comply with the representations set forth in Section 2.7 below.

         1.7      Assistance in Consummation of the Purchase and Sale of  Stock

         The Stockholders, Parking Pro and Explorations shall provide all reasonable assistance to, and shall cooperate with, each other to bring about the consummation of the purchase and sale of the Parking Pro Stock and the other transactions contemplated herein as soon as possible in accordance with the terms and conditions of this Agreement.

                   ARTICLE II - REPRESENTATIONS AND WARRANTIES
                       OF PARKING PRO AND THE STOCKHOLDERS

         Parking Pro and the Stockholders jointly and severally represent and warrant to Explorations, as of the date of this Agreement and as of the Closing, all as follows in this Article II:

         2.1      Good Title

         Each of the Stockholders is the sole and registered owner of that number of shares of the Stock set forth opposite such Stockholder's name on Exhibit A with good title thereto, free and clear of any Encumbrance.

         2.2      Organization, Good Standing

         Parking Pro is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New York, and has all requisite corporate power and authority to own, operate and lease its properties and assets and to carry on its business as now conducted.

         2.3      Authorization

         Parking Pro has the full corporate power and authority and the Stockholders have full power, right and authority to enter into this Agreement and each of the documents to which it or he is a party (collectively, the "Operative Documents"), and to carry out the transactions contemplated hereby and thereby. This Agreement has been, and each Operative Document to which Parking Pro or the Stockholders are a party will be, on the Closing Date, duty executed and delivered by each of Parking Pro and the Stockholders, as applicable, and this Agreement is, and each Operative Document to which Parking Pro or the Stockholders are a party will be, on the Closing Date, a legal, valid and binding obligation of each of Parking Pro and the Stockholders, as applicable, enforceable against each of them in accordance with their respective terms of this Agreement and each such Operative Document.

         2.4      Authorized Capitalization

         Parking Pro's authorized capital stock consists solely of common shares of which 3,000 shares are issued and outstanding on the date of this Agreement and entirely held by the Stockholders. All issued and outstanding shares of Parking Pro Stock are duly authorized, validly issued, fully paid and nonassessable. There are no outstanding or authorized subscriptions, options, warrants, calls, rights, commitments or other agreements of any character which obligate or may obligate Parking Pro to issue any additional shares of any of its capital stock or any securities convertible into or evidencing the right to subscribe for any shares of any such capital stock. There are no voting trusts or other agreements or understandings with respect to the capital stock of Parking Pro to which Parking Pro or the Stockholders are a party or by which Parking Pro or the Stockholders are bound. As of the Closing, ParkingPro will have no outstanding related party loans.

         2.5      Subsidiaries and Affiliates

         Parking Pro has no subsidiaries except Big Schem Corp., Chiefs Management Corp. and NYC Parking Services Corp., all of which are New York corporations (the "Subsidiaries"). As used in this Agreement, "Subsidiary," when used in reference to any Person (as defined in Section 2.6 of this Agreement), shall mean any corporation of which outstanding securities having ordinary voting power to elect a majority of the Board of Directors of such corporation are owned directly or indirectly by such Person. Parking Pro does not own, directly or indirectly, any ownership, equity, profits or voting interest in, or otherwise control, any corporation, partnership, joint venture or other entity, and has no agreement or commitment to purchase any such interest.

         2.6      No Approvals or Notices Required; No Conflicts With
Instruments

         The execution, delivery and performance of this Agreement and the Operative Documents by Parking Pro and the Stockholders and the consummation of the transactions contemplated hereby and thereby by Parking Pro and the Stockholders will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of law or any judgment, decree, order, regulation or rule of any court or other governmental authority applicable to Parking Pro or the Stockholders, (b) require any consent, approval or authorization of, or declaration, filing or registration with, any person, corporation, partnership, joint venture, association, organization, other entity or governmental or regulatory authority (a "Person") except for compliance with applicable securities laws (the consent of all such Persons to be duly obtained by Parking Pro and the Stockholders at or prior to the Closing), (c) result in a material default (with or without the giving of notice or lapse of time, or both) under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any agreement, lease, note or other restriction, encumbrance, obligation or liability to which Parking Pro or the Stockholders is a party or by which either of them is bound or to which any of their assets are subject, (d) result in the creation of any lien or encumbrance upon the assets of Parking Pro or upon the Parking Pro Stock, (e) conflict with or result in a breach of or constitute a default under any provision of the Articles of Incorporation or By-Laws of Parking Pro, or (f) invalidate or adversely affect any permit, license, authorization or status used in the conduct of the business of Parking Pro.

         Parking Pro has delivered or will deliver to Explorations a true and complete copy of its audited balance sheet and income statement as of December 31, 2003 which shall reflect the business of the Parking Pro Subsidiaries for the year ended December 31, 2003 and an unaudited balance sheet and income statement as of March 31, 2004 (the "Parking Pro Financial Statements"). The Parking Pro Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and fairly present the financial position of the Parking Pro Subsidiaries as of the dates thereof and the results of its operations and changes in financial position for the periods then ended.

         Parking Pro represents to Explorations that the Parking Pro Financial Statements for the year ended December 31, 2003 will show, at a minimum, the following:

                  a. Gross revenues of at least $1,000,000

                  b. EBITDA of at least $150,000

                  c. Pre-tax income exceeded $50,000

         Parking Pro represents to Explorations that the Parking Pro Financial Statements for the three month period ended March 31, 2004 will show, at a minimum, the following:

                  a. Gross revenues of at least $289,674

                  b. EBITDA of at least $102,411.75

         2.8      Brokers and Finders
         Parking Pro has not retained any broker or finder in connection with the transactions contemplated by this Agreement.

         2.9      Investment Representations

         (a) Investment. The Stockholders shall receive the Explorations common stock with no intention of distributing or reselling the Explorations common stock or any part thereof, or interest therein, in any transaction which would be in violation of the securities laws of the United States or any state thereof, without prejudice, however, to the Stockholders' rights at all times to sell or otherwise dispose of all or any part of the Explorations common stock under an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or under an exemption from such registration requirements available under the Securities Act and applicable state securities laws.

         (b) No Public Market. The Stockholders understand that the Explorations common stock received or to be received by the Stockholders pursuant to this Agreement have not been registered under the Securities Act by reason of their sale in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, and that Stockholders will have to hold the Explorations common stock and bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration.

         (c) Experience. The Stockholders acknowledge that the Stockholders and the Stockholders' representatives are experienced in, and capable of, evaluating the financial condition and prospects of corporations like Explorations. The Stockholders have had access to the records of Explorations and have had the opportunity to ask questions concerning Explorations and an investment in the Explorations common stock.

         (d) No Intention to Dispose of Stock. No Stockholder has any current plan or intention, or is under any binding commitment or contract, to sell, exchange or otherwise dispose of the Explorations common stock received hereunder.

         2.10     Taxes

         Parking Pro has filed all federal, state, county and local income, excise, property and other tax, governmental and/or related returns, forms, or reports, which are due or required to be filed by it prior to the date hereof, except where the failure to do so would have no material adverse impact on Parking Pro, and has paid or made adequate provision in the Parking Pro Financial Statements for the payment of all taxes, fees, or assessments which have or may become due pursuant to such returns or pursuant to any assessments received. Parking Pro is not delinquent or obligated for any tax, penalty, interest, delinquency or charge.

         Each such tax return or report has been duly filed on a timely basis and all such returns and reports are correct and complete in all material respects and fully discloses and does not understate the income, taxes, expenses, deductions and credits for the period to which it relates. Up to and including the Closing Date, no claim has been made against Parking Pro by any authority in a jurisdiction in which it does not file a return that it is or may be subject to any taxes in that jurisdiction. Parking Pro has not received notice of any actions, suits, proceedings, investigations or claims pending or threatened against Parking Pro in respect of any taxes nor are any matters relating to any taxes under discussion with any governmental authority.

         Parking Pro has withheld from each payment made to any of its past or present employees, officers and directors or to any other person in respect of whom withholding therefrom is required, the amount of all taxes and other deductions required to be withheld therefrom and has paid the same to the proper tax authorities or other receiving officers in all material respects within the time required under any applicable legislation. Parking Pro has collected all taxes it is required to collect and has remitted all such taxes it is required to remit to the proper tax authority when required to do so all.

         2.11     Leased  Property

         All leased real property currently held by ParkingPro are set forth in
Schedule 2.11 (the "Leased Property") and are held pursuant to a valid and binding lease, the subject leases are currently in good standing and without defaults, subject to no material zoning restrictions, liens or encumbrance, none of which impair the use of the leased realty for purposes of conducting the business of ParkingPro, with all agreements, covenants, instruments or obligations affecting the leased realty being in good standing, there being no situations which, with the passage of time, would result in a default or forfeiture under any agreements, covenants, instruments or obligations affecting the leased realty; nor is the leased realty subject to any restrictions on assignment, transfer or sale, including, without limitation, requirements involving renegotiation of the leased realty's terms.

         To the knowledge of ParkingPro, the presence of each improvement, fixture, or piece of equipment on the Leased Property does not violate any law, including without limitation any zoning, building, safety, health or other law, and the Leased Property is zoned for the purposes for which such premises are currently being used.

         2.12     Litigation

         Parking Pro is not a party to or the subject of any pending litigation, claims, decrees, orders, stipulations or governmental investigation or proceeding not reflected in the Parking Pro Financial Statements or otherwise disclosed herein, and there are no lawsuits, claims, assessments, investigations, or similar matters, against or affecting Parking Pro, its management or its properties. Parking Pro has complied in all material respects with all laws, statutes, ordinances, regulations, rules, decrees or orders applicable to it.

         2.13     Claims and Proceedings

         There are no claims, actions, suits, arbitrations, proceedings or investigations involving, pending or, to the knowledge of Parking Pro, threatened against Parking Pro before or by any court or governmental or non-governmental department, commission, board, bureau, agency or instrumentality, or any other Person, which could question the validity of this Agreement or which could enjoin, restrain, condition or prohibit any action taken or to be taken by Explorations pursuant to this Agreement or in connection with the transactions contemplated hereby and, to the knowledge of Parking Pro, there is no valid basis for any such claim, action, suit, arbitration, proceeding or investigation. There are no outstanding or unsatisfied judgments, orders, decrees, or stipulations by which Parking Pro is bound which involve or affect the transactions contemplated hereby.

                  ARTICLE III - REPRESENTATIONS AND WARRANTIES
                                 OF EXPLORATIONS

         Except as is otherwise described in the applicable Schedules, Explorations represents and warrants to Explorations and the Stockholders, as of the date of this Agreement and as of the Closing, all as follows in this Article
III:

         3.1      Organization, Good Standing

         Explorations is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, respectively, and have all requisite corporate power and authority to own, operate and lease their properties and assets and to carry on their businesses as now conducted.

         3.2      Authority

         Explorations has full corporate power and authority to execute, deliver and perform this Agreement and the Operative Documents to which either is a party and to carry out the transactions contemplated hereby and thereby. This Agreement has been, and each Operative Document to which Explorations is a party will be, on the Closing Date, duly executed and delivered by Explorations, and this Agreement is, and each Operative Document to which Explorations is a party will be, on the Closing Date, a legal, valid and binding obligation Explorations, enforceable against Explorations in accordance with its terms.

         3.3      No Approvals or Notices Required; No Conflicts With
Instruments

         The execution, delivery and performance of this Agreement and the Operative Documents by Explorations, the issuance of the Consideration Shares to the Stockholders and the consummation of the transactions contemplated hereby and by the Operative Documents will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of law or any judgment, decree, order, regulation or rule of any court or other governmental authority applicable to Explorations, (b) require any consent, approval or authorization of, or declaration, filing or registration with, any Person, (c) result in a default (with or without the giving of notice or lapse of time, or both) under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any agreement, lease, note or other restriction, encumbrance, obligation or liability to which Explorations is a party or by which either is bound or to which any of their assets are subject, (d) result in the creation of any material lien or encumbrance upon the assets of Explorations, the Consideration Stock or the funds being delivered in connection herewith, (e) conflict with or result in a breach of or constitute a default under any provision of the charter documents of Explorations, or (f) invalidate or adversely affect any permit, license, authorization or status used in the conduct of the business of Explorations.

         3.4      Authorized Shares

         All of the shares of Consideration Shares issuable in exchange for the Parking Pro Stock in accordance with this Agreement will be, when so issued, duly authorized, validly issued, fully paid and non-assessable.

         3.5      Claims and Proceedings

         There are no claims, actions, suits, arbitrations, proceedings or investigations involving, pending or, to the knowledge of Explorations, threatened against Explorations before or by any court or governmental or non-governmental department, commission, board, bureau, agency or instrumentality, or any other Person, which could question the validity of this Agreement or which could enjoin, restrain, condition or prohibit any action taken or to be taken by Explorations pursuant to this Agreement or in connection with the transactions contemplated hereby (including, without limitation the purchase of the Parking Pro Stock or the issuance of the Consideration Stock to the Stockholders), and, to the knowledge of Explorations, there is no valid basis for any such claim, action, suit, arbitration, proceeding or investigation. There are no outstanding or unsatisfied judgments, orders, decrees, or stipulations by which Explorations is bound which involve or affect the transactions contemplated hereby.

         3.6      Financial Statements

         Explorations has delivered to Parking Pro a true and complete copy of its Form 10- KSB for the year ended December 31, 2003, Form 10-QSB for the three-month period ending March 31, 2004 and an unaudited balance sheet as of June 30, 2004 (the "Explorations Financial Statements"). The Explorations Financial Statements are complete, accurate and fairly present the financial condition of Explorations as of the dates thereof and the results of its operations for the periods then ended. There are no liabilities or obligations either fixed or contingent not reflected therein. The Explorations Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and fairly present the financial position of Explorations as of the dates thereof and the results of its operations and changes in financial position for the periods then ended.

         As of the closing, Explorations liabilities shall not exceed $150,000.00all of which shall be paid by Explorations at the Closing.

         3.7      Taxes

         Explorations has filed all federal, state, county and local income, excise, property and other tax, governmental and/or related returns, forms, or reports, which are due or required to be filed by it prior to the date hereof, except where the failure to do so would have no material adverse impact on Explorations, and has paid or made adequate provision in the Explorations Financial Statements for the payment of all taxes, fees, or assessments which have or may become due pursuant to such returns or pursuant to any assessments received. Explorations is not delinquent or obligated for any tax, penalty, interest, delinquency or charge.

         Each such tax return or report has been duly filed on a timely basis and all such returns and reports are correct and complete in all material respects and fully discloses and does not understate the income, taxes, expenses, deductions and credits for the period to which it relates. Up to and including the Closing Date, no claim has been made against Explorations by any authority in a jurisdiction in which it does not file a return that it is or may be subject to any taxes in that jurisdiction. Explorations has not received notice of any actions, suits, proceedings, investigations or claims pending or threatened against Explorations in respect of any taxes nor are any matters relating to any taxes under discussion with any governmental authority.

         Explorations has withheld from each payment made to any of its past or present employees, officers and directors or to any other person in respect of whom withholding therefrom is required, the amount of all taxes and other deductions required to be withheld therefrom and has paid the same to the proper tax authorities or other receiving officers in all material respects within the time required under any applicable legislation. Explorations has collected all taxes it is required to collect and has remitted all such taxes it is required to remit to the proper tax authority when required to do so all.

         3.8      Capital Structure

         The authorized capital stock of Explorations consists of 10,000,000 shares of common stock, $.01 par value and 1,500,000 shares of preferred stock and 100,000 shares have been designated Class B Preferred Stock, $.01 par value, and 500,000 shares have been designated as Class A preferred stock, $.01 par value. As of the Closing (without giving effect to the payment of the Purchase Price): (i) no more than 2,212,632 shares of Explorations common stock shall be issued and outstanding; (ii) no more than 23,536 shares of Class A preferred stock shall be issued and outstanding; (iii) no shares of Class B Preferred shall be issued and outstanding; and (iv) no shares of Explorations common stock were held by Explorations in its treasury. All outstanding shares of capital stock of Explorations are, and all shares which may be issued will be, when issued, duly authorized, validly issued, fully paid and non-assessable and not subject to preemptive rights. Except for the Tucker Family Spendthrift Trust, a Florida trust ("TFST") convertible Bond (the "TFST Bond") and the Class A Preferred Stock, there are no issued, reserved for issuance or outstanding securities of Explorations or any Explorations subsidiary convertible into or exchangeable or exercisable for shares of capital stock or voting securities of Explorations, or any warrants, calls, options or other rights to acquire from Explorations or any Explorations subsidiary.

         Explorations does not have any securities, debt instruments, agreements or obligations of any nature to acquire, directly or indirectly, any shares of capital stock, or other equity or ownership interest in, any person, firm or corporation, or its assets.

         3.9      OTCBB Listing; SEC Reporting

         Explorations common stock is currently cleared for quotation on the OTC Bulletin

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

Board under the symbol "EXGI" there are no stop orders in effect or contemplated with respect thereto and no facts exist which may give rise there. Explorations has filed all reports required to be filed by Explorations pursuant to the Securities Act of 1934, as amended. Explorations has provided Parking Pro with copies of, or has made available to Parking Pro, all correspondence between Explorations and NASDAQ and Explorations and NASD. Explorations has not been informed, and has no reason to believe, that its common stock will be delisted or suspended by the NASD. Explorations has fully complied will all applicable securities laws and regulations and is not in default of any of its obligations thereunder.

         3.10     Litigation

         Except for an action by Explorations' Pop Starz subsidiary against Hip Hop Kidz, Explorations is not a party to or the subject of any pending litigation, claims, decrees, orders, stipulations or governmental investigation or proceeding not reflected in the Explorations Financial Statements or otherwise disclosed herein, and there are no lawsuits, claims, assessments, investigations, or similar matters, against or affecting Explorations, its management or its properties. Explorations has complied in all material respects with all laws, statutes, ordinances, regulations, rules, decrees or orders applicable to it.

         3.11     Books and Records

         The corporate financial records, minute books, and other documents and records of Explorations have been made available to Parking Pro prior to the Closing, shall be delivered to new management of Explorations at Closing and are correct and accurate in all material respects and reflect all decisions made by the Board of Directors and the shareholders of Explorations.

         3.12     No Violations; No Material Business or Assets

         Explorations has not breached, nor is there any pending, or to the knowledge of management, any threatened claim that Explorations has breached, any of the terms or conditions of any agreements, contracts or commitments to which it is a party or by which it or its assets are is bound. The execution and performance hereof will not violate any provisions of applicable law or any agreement to which Explorations is subject. Explorations has no business operations or material assets and it is not a party to any material contract or commitment other than appointment documents with its transfer agent, and that it has disclosed to Parking Pro all relationships or dealings with related parties or affiliates.

         3.13     Subscriptions

         Explorations does not have any agreements of any nature to acquire, directly or indirectly, any shares of capital stock, or other equity or ownership interest in, any person, firm or corporation, or its assets.

         3.14     Consents and Approvals

         There is no requirement to make any filing, give any notice to or obtain any license, permit, certificate, regulation, authorization, consent or approval of, any governmental or regulatory authorities as a condition to the lawful consummation of the transactions contemplated by this Agreement except for the filings, notifications, consents and approvals described in this Agreement.

         3.15     Environmental Issues

         Explorations is in compliance in all material respects with applicable Federal, state and local laws, statutes, regulations, orders, directives and decisions rendered by any legislature, department, administrative or regulatory agency ("Environmental Laws") relating to the protection of the environment, occupational health and safety or the use, storage, disposal, transport, handling, remediation or corrective action of any pollutants, contaminants, chemicals, deleterious substances or industrial, toxic or hazardous wastes or substances ("Hazardous Substances").

         Explorations has not used or permitted to be used, except in compliance in all material respects with all Environmental Laws, its office space, to store, deposit, dispose or of handle any Hazardous Substances.

         Explorations has obtained all permits, licenses and other authorizations which are required in connection with the conduct of its business under all applicable Environmental Laws.

         Explorations has never received any notice of any civil, criminal or administrative actions, suits, demands, claims, hearings, notices of demand letters, requests for information, notices of violation, investigations or proceedings pending or threatened against Explorations in connection with the conduct of its business relating in any way to any Environmental Laws.

         3.16     Subsidiaries and Affiliates

         Explorations has no Subsidiaries except Pop Starz, Inc.. Explorations does not own, directly or indirectly, any ownership, equity, profits or voting interest in, or otherwise control, any corporation, partnership, joint venture or other entity, and has no agreement or commitment to purchase any such interest.

         3.17     Brokers and Finders

         Explorations has not retained any broker or finder in connection with the transactions contemplated by this Agreement.

         3.18     Disclosure

         All disclosure information provided by Explorations which was delivered to Parking Pro by Parking Pro for use in connection with the transaction described herein is true, complete and accurate in all material respects.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

         4.1      Conditions Precedent to the Obligations of Parking Pro.

         All obligations of Parking Pro under this Agreement are subject to the fulfillment, prior to or as of the Closing and/or the Closing Date, as indicated below, of each of the following conditions:

         (a) The representations and warranties by or on behalf of Explorations contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing Date as though such representations and warranties were made at and as of such time.

         (b) Explorations shall have performed and complied with all covenants, agreements, and conditions set forth in, and shall have executed and delivered all documents required by this Agreement to be performed or complied with or executed and delivered by it prior to or at the Closing.

         (c) On or before the Closing Date, Explorations shall have delivered to Parking Pro certified copies of resolutions of the board of directors of Explorations approving and authorizing the execution, delivery and performance of this Agreement and authorizing all of the necessary and proper action to enable Explorations to comply with the terms of this Agreement including the election of Parking Pro's nominee to the Board of Directors of Explorations and all matters outlined herein.

         (d) As of the Closing, Michelle Tucker shall have resigned in writing from all positions as director and officer of Explorations effective upon the election and appointment of the Parking Pro nominee.

         (e) At the Closing, all instruments and documents delivered to Parking Pro and Parking Pro Stockholders pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for Parking Pro.

         (f) The shares of restricted Consideration Stock to be issued to the Parking Pro

Stockholders will be duly authorized, validly issued, nonassessable and fully-paid under Delaware corporation law and will be issued in compliance with all federal, state and applicable corporation and securities laws.

         (g) The TFST Bond has been amended to limit the number of shares of Explorations common stock issuable upon conversion to be no more than 4,200,000 shares.

         (h) Explorations Debt in the amount of at least $129,162 has been converted into common stock in accordance with the terms of the Private Placement.

         (i) Immediately prior to Closing, Explorations will close on a private placement (the "Private Placement") of a minimum of $600,000 on terms reasonably acceptable to Parking Pro.

         4.2      Conditions Precedent to the Obligations of Explorations.

         All obligations of Explorations under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

         (a) The representations and warranties by Parking Pro and the Parking Pro Stockholders contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing as though such representations and warranties were made at and as of such time.

         (b) Parking Pro shall have performed and complied with, in all material respects, all covenants, agreements, and conditions required by this Agreement to be performed or complied with prior to or at the Closing;

         (c) All material executive officers and directors for ParkingPro will have entered into Employment Agreements with ParkingPro, on terms reasonably satisfactory to Explorations.

         4.3      Nature and Survival of Representations.

         All representations, warranties and covenants made by any party in this Agreement shall survive the Closing and the consummation of the transactions contemplated hereby for one year from the Closing. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement and not upon any investigation upon which it might have made or any representation, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

                                    ARTICLE V
                         DOCUMENTS DELIVERED AT CLOSING

         5.1      Documents at Closing.

         At the Closing, the following documents shall be delivered:

         (a) Parking Pro will deliver, or will cause to be delivered, to Explorations the following:

                  (i) a certificate executed by the President and Secretary of Parking Pro to the effect that all representations and warranties made by Parking Pro under this Agreement are true and correct as of the Closing, the same as though originally given to Explorations on said date;

                  (ii) a certificate from the jurisdiction of incorporation of Parking Pro dated at or about the Closing to the effect that Parking Pro is in good standing under the laws of said jurisdiction;

                  (iii) such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement;

                  (iv) certified copies of resolutions adopted by the directors of Parking Pro authorizing this transaction;

                  (v) an agreement from Pop Starz, Inc, pursuant to which Pop Starz will reimburse Explorations for all costs and expenses associated with the spin-off of Pop Starz;

                  (vi) Parking Pro's certified audit for the periods ended December 31, 2003 and March 31, 2004;

                  (vii) All material executive officers and directors for ParkingPro will have entered into Employment Agreements with ParkingPro, on terms reasonably satisfactory to Explorations; and

                  (viii) all other items, the delivery of which is a condition precedent to the obligations of Parking Pro as set forth herein.

         (b) Explorations will deliver or cause to be delivered to Parking Pro:

                  (i) stock certificates representing the Consideration Shares to be issued as the Purchase Price;

                  (ii) a certificate of the President of Explorations, to the effect that all representations and warranties of Explorations made under this Agreement are true and correct as of the Closing, the same as though originally given to Parking Pro on said date;

                  (iii) certified copies of resolutions adopted by Explorations' board of directors authorizing the transaction contemplated hereunder and all related matters described herein;

                  (iv) certificate from the jurisdiction of incorporation of Explorations dated at or about the Closing Date that Explorations is in good standing under the laws of said state;

                  (v) such other instruments and documents as are required to be delivered pursuant to the provisions of this Agreement;

                  (vi) resignation of the Michelle Tucker as an officer and director of Explorations and appointment of new officers and directors as directed by Parking Pro;

                  (vii) all corporate and financial records of Explorations.

                                   ARTICLE VI
                                 INDEMNIFICATION

         6.1      Indemnification.

         For a period of one year from the Closing, Explorations agrees to indemnify and hold harmless Parking Pro and the Parking Pro Shareholders, and Parking Pro agrees to indemnify and hold harmless Explorations, at all times after the date of this Agreement against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses including attorney's fees incident to any of the foregoing, resulting from any material misrepresentations made by an indemnifying party to an indemnified party, an indemnifying party's breach of covenant or warranty or an indemnifying party's nonfulfillment of any agreement hereunder, or from any material misrepresentation in or omission from any certificate furnished or to be furnished hereunder.

                                   ARTICLE VII
                                    COVENANTS

         7.1      Tax Free Reorganization.

         It is intended by the parties that the Reorganization will constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended, and the parties agree that if modification of the terms of this Agreement in a non-material manner to attain such qualification is necessary, they will negotiate in good faith to make such required modifications.

         7.2      Boards, Committees and Officers.

         Prior to the Closing, Explorations shall adopt resolutions in form and substance reasonably acceptable to Parking Pro, establishing, among other things that, the Board of Directors of Parking Pro and Explorations shall consist of Jeffrey Klein and Eric Brown and that the officers of Explorations and Parking Pro from and after the Closing shall be Jeffrey Klein, Adam Wasserman and Eric Brown.

         7.3      Pop Starz Spin-Off

         Within thirty (30) days after the Closing, Explorations shall spin-off its stock in Pop Starz Inc. to all Explorations common shareholders, and those entitled to dividends as if a common shareholder, of record as of the close of business on the day proceeding the Closing. Upon the spin-off, all liabilities owed to Explorations by Pop Starz shall be deemed cancelled.

         7.4      Conversion of Class A Preferred Stock.

         Explorations shall use its best efforts to persuade all current holders of Class A preferred stock to exercise their conversion rights so that the only class of Explorations securities outstanding at the Closing is common stock and agree to a lock-up agreement similar to the leak out provisions of Rule 144.

         7.5 Finders Fee. In the event that any broker or finder is entitled to be paid a fee in connection with the transactions contemplated by this Agreement, any such fee shall be paid after the Closing and shall not be deemed to be a liability of the Company prior to the Closing,

         7.6 Authorized Common Stock. Parking Pro and the Stockholders acknowledge that as of the Closing, there will not be a sufficient enough authorized shares of common stock authorized to convert all of the Class B Voting Convertible Preferred into common stock.

                                  ARTICLE VIII
                                  MISCELLANEOUS

         8.1      Miscellaneous.

         (a) Public Announcement. Until the Closing, the Company shall not make or issue, or cause to be made or issued, any announcement or written statement concerning this Agreement or the transactions contemplated hereby for dissemination to the general public without the prior consent of Parking Pro except as required by law.

         (b) Further Assurances. At any time, and from time to time, after the Closing Date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

         (c) Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

         (d) Amendment. This Agreement may be amended only in writing as agreed to by all parties hereto.

         (e) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested to the following addresses:


         To Explorations:           Explorations Group Inc.;
                                    1801 Clint Moore Rd., Suite 108
                                    Boca Raton, Florida 33487
                                    Attention: Michelle Tucker, President
                                    Telephone (561) 997-1188, Fax (561) 988-1139

         To ParkingPro:             ParkingPro, Inc.
                                    1369 Madison Avenue, Suite 432
                                    New York, New York 10128
                                    Attention: Eric Brown, President
                                    Telephone (212) 722-4424 EXT:19

         To the Parking Pro Stockholders:       Mr. Eric Brown
                                                1369 Madison Avenue, Suite 432
                                                New York, New York  10128
                                                Telephone ( 212) 722-4424

         (f) Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         (g) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (h) Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of New York.

         (i) Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

         (j) Entire Agreement. This Agreement and the attached Exhibits constitute the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

         (k) Severability. If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect.


         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


                                        Explorations Group, Inc.


                                        By:______________________________
                                        Title:


                                        Parking Pro, Inc.


                                        By:_______________________________
                                        Title:


                                        The Stockholders


                                        ----------------------------------


                                        ----------------------------------

                                    EXHIBIT A
                                  SHAREHOLDERS



                                           Shares
                                        Beneficially
                                           Owned
                                        ------------
                                          Common
                                           Stock

Discount Management LLC                    1,500
Signature Management LLC                   1,500

Total                                      3,000
                                        ============